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EXHIBIT 99.1

Mack-Cali Realty, L.P.
11 Commerce Drive
Cranford, New Jersey 07016

                              November 12, 2002

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:
Mack-Cali Realty, L.P.
Quarterly Report on Form 10-Q for the quarter ended September 30, 2002

Ladies and Gentlemen:

        Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

Very truly yours,
Mack-Cali Realty, L.P.
By:	Mack-Cali Realty Corporation, its General Partner
By:	/s/ ROGER W. THOMAS Roger W. Thomas Executive Vice President, General Counsel and Secretary

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  EXHIBIT 99.1
Mack-Cali Realty, L.P. 11 Commerce Drive Cranford, New Jersey 07016